UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2009

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note.

On February 2, 2009, The Shaw Group Inc., a Louisiana corporation (the "Company"), filed with the Securities and Exchange Commission (the "SEC"), a Current Report on Form 8-K (the "Original Form 8-K") to (i) report that the shareholders of the Company had approved the Company’s 2008 Omnibus Incentive Plan (the "Omnibus Plan") at the 2009 Annual Meeting of the Shareholders held on January 28, 2009; and (ii) to file a copy of the Omnibus Plan with the SEC.

This Amendment is being filed to amend the Original Form 8-K, by including copies of each of the forms of award agreement adopted by the Company’s Board of Directors for use under the Omnibus Plan.

Item 5.02(e)

The Company’s Board of Directors has adopted forms of award agreement that will be executed and delivered in connection with the various awards to be made under the Omnibus Plan, and this Current Report on Form 8-K/A (the "Amendment") is being filed to include copies of these forms of award agreements, which are described below in Item 9.01 of this Amendment, and are attached hereto as Exhibits and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as Exhibits to this Current Report on Form 8-K/A.

10.1 Section 16 Officer Restricted Stock Unit Award Agreement

10.2 Section 16 Officer Incentive Stock Option Award Agreement

10.3 Section 16 Officer Nonqualified Stock Option Award Agreement

10.4 Non-Employee Director Restricted Stock Unit Award Agreement

10.5 Non-Employee Director Nonqualified Stock Option Award Agreement

10.6 Employee Restricted Stock Unit Award Agreement

10.7 Employee Incentive Stock Option Award Agreement

10.8 Employee Nonqualified Stock Option Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

June 5, 2009	By:	/s/ Clifton S. Rankin

Name: Clifton S. Rankin
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Section 16 Officer Restricted Stock Unit Award Agreement
10.2	Section 16 Officer Incentive Stock Option Award Agreement
10.3	Section 16 Officer Nonqualified Stock Option Award Agreement
10.4	Non-Employee Director Restricted Stock Unit Award Agreement
10.5	Non-Employee Director Nonqualified Stock Option Award Agreement
10.6	Employee Restricted Stock Unit Award Agreement
10.7	Employee Incentive Stock Option Award Agreement
10.8	Employee Nonqualified Stock Option Award Agreement